Exhibit 99.2

Investor Contact Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

email: investorrelations@acegroup.com	Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect the company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the company’s forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

The company’s forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business	4 - 5
	- Consolidating Statement of Operations	6 - 7

III.	Segment Results
	- Insurance - North American	8
	- Insurance - Overseas General	9
	- Global Reinsurance	10
	- Life	11 - 12

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	13
	- Reinsurance Recoverable Analysis	14
	- Investment Portfolio	15 - 22
	- Net Realized and Unrealized Gains (Losses)	23
	- Capital Structure	24 - 25
	- Computation of Basic and Diluted Earnings Per Share	26

V.	Other Disclosures
	- Non-GAAP Financial Measures	27
	- Book Value and Book Value per Common Share	28
	- Comprehensive Income	29
	- Glossary	30

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data and ratios) (Unaudited)

	Three months ended December 31		% Change 4Q-09 vs. 4Q-08	Constant $	% Change 4Q-09 vs. 4Q-08 (2)	Year ended December 31		% Change 2009 vs. 2008	Constant $ 2008 (2)	% Change 2009 vs. 2008 (2)
	2009	2008		2008 (2)		2009	2008

Gross premiums written	$4,507	$4,320	4%	$4,461	1%	$19,164	$19,242	0%	$18,711	2%

Net premiums written	$3,305	$3,052	8%	$3,169	4%	$13,299	$13,080	2%	$12,679	5%

Net premiums earned	$3,387	$3,226	5%	$3,344	1%	$13,240	$13,203	0%	$12,783	4%

Net investment income	$512	$521	-2%	$528	-3%	$2,031	$2,062	-2%	$2,034	0%

Net income	$953	$20	NM			$2,549	$1,197	113%

Income excluding net realized gains (losses) (1)	$683	$624	9%	$640	7%	$2,759	$2,591	6%	$2,513	10%

Comprehensive income (loss)	$991	$(873)	NM			$5,288	$(1,482)	NM

Operating cash flow	$1,003	$961	4%			$3,335	$4,101	-19%

Combined ratio
Loss and loss expense ratio	59.1%	57.8%				58.8%	60.6%
Underwriting and administrative expense ratio	30.5%	29.1%				29.5%	29.0%

Combined ratio	89.6%	86.9%				88.3%	89.6%

Annualized ROE*	14.2%	16.7%				16.2%	16.8%
Annualized ROE, excluding FAS 115*	14.7%	15.3%				15.7%	16.2%

Effective tax rate on income excluding net realized gains (losses)	16.6%	21.9%				17.3%	18.5%

Diluted earnings per share
Income excluding net realized gains (losses)(1)	$2.01	$1.86	8%			$8.17	$7.67	7%
Net income	$2.81	$0.06	NM			$7.55	$3.50	116%

Book value per common share	$58.44	$43.30	35%			$58.44	$43.30	35%
Tangible book value per common share	$46.76	$32.07	46%			$46.76	$32.07	46%
Weighted average basic common shares outstanding	337.4	334.0				336.7	332.9
Weighted average diluted common shares outstanding	339.0	335.3				337.5	334.6
Debt/total capitalization	14.2%	18.2%				14.2%	18.2%

(1)	See Non-GAAP Financial Measures.

(2)	Prior year on a constant dollar basis.

*	Calculated using income excluding net realized gains (losses)

Financial Highlights	Page 1

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	4Q-09	3Q-09	2Q-09	1Q-09	4Q-08	Full Year 2009	Full Year 2008
Consolidated Results Excluding Life Segment
Gross premiums written	$4,110	$4,622	$4,733	$4,150	$3,906	$17,615	$17,915
Net premiums written	2,915	2,783	3,048	3,078	2,681	11,824	11,882
Net premiums earned	3,018	3,031	2,902	2,859	2,867	11,810	12,033
Losses and loss expenses	1,784	1,764	1,688	1,704	1,654	6,940	7,283
Policy benefits	1	—	1	2	2	4	12
Policy acquisition costs	504	508	468	434	448	1,914	1,947
Administrative expenses	416	400	390	362	388	1,568	1,538

Underwriting income excluding life segment	$313	$359	$355	$357	$375	$1,384	$1,253
Life underwriting income excluding investment income	60	52	35	21	(26)	168	76
Net investment income	512	511	506	502	521	2,031	2,062
Net realized gains (losses)	373	(223)	(225)	(121)	(644)	(196)	(1,633)
Interest expense	56	60	56	53	54	225	230
Other income (expense) (1)	(41)	(51)	21	(14)	(65)	(85)	39
Income tax expense	208	94	101	125	87	528	370

Net income	$953	$494	$535	$567	$20	$2,549	$1,197
Net realized gains (losses)	373	(223)	(225)	(121)	(644)	(196)	(1,633)
Net realized gains (losses) in other income (expense) (1)	(31)	(43)	8	3	(48)	(63)	21
Tax expense (benefit) on net realized gains (losses)	72	(59)	(46)	(16)	(88)	(49)	(218)

Income excluding net realized gains (losses) (2)	$683	$701	$706	$669	$624	$2,759	$2,591

% Change versus prior year period (3)
Net premiums written	9%	-5%	-5%	1%	-1%	0%	2%
Net premiums earned	5%	-7%	-5%	1%	-3%	-2%	1%
Net premiums written constant $	4%	-1%	1%	7%	3%	3%	1%
Net premiums earned constant $	1%	-4%	2%	7%	1%	2%	0%

Other ratios
Net premiums written/gross premiums written	71%	60%	64%	74%	69%	67%	66%
Effective tax rate on income excluding net realized gains (losses)	16.6%	17.9%	17.2%	17.4%	21.9%	17.3%	18.5%

Combined ratio (3)
Loss and loss expense ratio	59.1%	58.2%	58.2%	59.7%	57.8%	58.8%	60.6%
Policy acquisition cost ratio	16.7%	16.7%	16.1%	15.2%	15.6%	16.2%	16.2%
Administrative expense ratio	13.8%	13.2%	13.4%	12.6%	13.5%	13.3%	12.8%

Combined ratio	89.6%	88.1%	87.7%	87.5%	86.9%	88.3%	89.6%

Expense ratio	30.5%	29.9%	29.5%	27.8%	29.1%	29.5%	29.0%
Expense ratio excluding A&H	26.0%	25.3%	25.0%	23.9%	24.5%	25.0%	24.9%

Large losses and other items (before tax) (3)
Reinstatement premiums (expensed) collected	$—	$—	$—	$1	$4	$1	$(3)
Catastrophe losses	$23	$45	$31	$38	$67	$137	$567
Prior period development excluding Life - unfavorable (favorable) (4)	$(147)	$(203)	$(158)	$(68)	$(252)	$(576)	$(770)
Loss and loss expense ratio excluding catastrophe losses and prior period development	63.3%	63.4%	62.6%	60.7%	64.4%	62.5%	62.7%

(1)	Net realized investment and derivative losses related to unconsolidated entities.

(2)	See Non-GAAP Financial Measures.

(3)	Presented excluding the Life segment to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure.

(4)	For Full Year 2008, prior period favorable development of $814 million less $44 million of profit share commission on Crop business settlement.

Consolidated Results	Page 2

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data)

	December 31 2009	September 30 2009	June 30 2009	March 31 2009	December 31 2008
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$39,525	$38,559	$35,697	$31,355	$31,155
Fixed maturities held to maturity, at amortized cost	3,481	3,439	3,517	2,824	2,860
Equity securities, at fair value	467	546	423	854	988
Short-term investments, at fair value	1,667	1,853	2,081	3,909	3,350
Other investments	1,375	1,524	1,363	1,298	1,362

Total investments	46,515	45,921	43,081	40,240	39,715
Cash	669	742	654	844	867
Securities lending collateral	1,544	1,522	1,370	1,376	1,230
Insurance and reinsurance balances receivable	3,671	3,626	4,016	3,853	3,453
Reinsurance recoverable on losses and loss expenses	13,595	13,689	13,430	13,713	13,917
Deferred policy acquisition costs	1,445	1,413	1,376	1,268	1,214
Value of business acquired	748	786	793	785	823
Prepaid reinsurance premiums	1,521	1,727	1,911	1,593	1,539
Goodwill and other intangible assets	3,931	3,772	3,756	3,735	3,747
Deferred tax assets	1,154	1,234	1,579	1,952	1,835
Investments in partially owned insurance companies	433	478	462	886	832
Other assets	2,754	2,911	3,227	2,882	2,885

Total assets	$77,980	$77,821	$75,655	$73,127	$72,057

Liabilities
Unpaid losses and loss expenses	$37,783	$37,871	$37,268	$36,931	$37,176
Unearned premiums	6,067	6,369	6,725	6,186	5,950
Future policy benefits	3,008	3,048	2,984	2,915	2,904
Insurance and reinsurance balances payable	3,295	3,083	3,075	2,981	2,841
Securities lending payable	1,586	1,574	1,427	1,463	1,296
Payable for securities purchased	154	465	1,082	1,333	740
Accounts payable, accrued expenses, and other liabilities	2,792	2,848	2,686	3,023	3,118
Short-term debt	161	200	216	466	471
Long-term debt	3,158	3,321	3,322	2,802	2,806
Trust preferred securities	309	309	309	309	309

Total liabilities	58,313	59,088	59,094	58,409	57,611

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	18,844	17,948	17,552	16,864	16,362
Accumulated other comprehensive income (AOCI)	823	785	(991)	(2,146)	(1,916)

Total shareholders’ equity	19,667	18,733	16,561	14,718	14,446

Total liabilities and shareholders’ equity	$77,980	$77,821	$75,655	$73,127	$72,057

Book value per common share (1)	$58.44	$55.71	$49.27	$43.82	$43.30
Tangible book value per common share (1)	$46.76	$44.49	$38.10	$32.70	$32.07

(1)	See Non-GAAP Financial Measures.

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	4Q-09	% of Total Consolidated	4Q-08	% of Total Consolidated	% Change 4Q-09 vs. 4Q-08	Full Year 2009	% of Total Consolidated	Full Year 2008	% of Total Consolidated	% Change 2009 vs. 2008
Net premiums written
Property and all other	$767	23%	$731	24%	5%	$4,060	30%	$3,963	30%	2%
Casualty	1,555	47%	1,413	46%	10%	5,547	42%	5,666	43%	-2%

Subtotal	2,322	70%	2,144	70%	8%	9,607	72%	9,629	73%	0%
Personal accident (A&H) (1)	834	25%	771	25%	8%	3,128	24%	2,964	23%	6%
Life (2)	149	5%	137	5%	9%	564	4%	487	4%	16%

Total Consolidated	$3,305	100%	$3,052	100%	8%	$13,299	100%	$13,080	100%	2%

Add: Life premiums on investment contracts	100		29		245%	404		120		237%

Non-GAAP total net premium written	$3,405		$3,081		11%	$13,703		$13,200		4%

Net premiums earned
Property and all other	$961	29%	$924	29%	4%	$4,023	30%	$3,954	30%	2%
Casualty	1,465	43%	1,403	43%	4%	5,587	42%	5,838	44%	-4%

Subtotal	2,426	72%	2,327	72%	4%	9,610	72%	9,792	74%	-2%
Personal accident (A&H) (1)	824	24%	768	24%	7%	3,103	24%	2,949	22%	5%
Life (2)	137	4%	131	4%	5%	527	4%	462	4%	14%

Total Consolidated	$3,387	100%	$3,226	100%	5%	$13,240	100%	$13,203	100%	0%

Income excluding net realized gains (losses)
Property, casualty, and all other	$526	77%	$544	87%	-3%	$2,216	80%	$2,068	80%	7%

Personal accident (A&H) (1)	110	16%	107	17%	3%	391	14%	445	17%	-12%
Life (2)	47	7%	(27)	-4%	-274%	152	6%	78	3%	95%

Total Consolidated	$683	100%	$624	100%	9%	$2,759	100%	$2,591	100%	6%

(1)	Consolidated A&H includes Combined Insurance which is reported in the Insurance - Overseas General and Life segments.

(2)	Excludes the North America A&H business from Combined Insurance which is included in the Life segment.

Line of Business	Page 4

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business, Adjusted for Foreign Exchange (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated Constant Dollar

	4Q-09	Constant $ 4Q-08 (3)	Constant $ % Change 4Q-09 vs. 4Q-08 (3)	Full Year 2009	Constant $ Full Year 08 (3)	Constant $ % Change 2009 vs. 2008 (3)
Net premiums written
Property, casualty, and all other	$2,322	$2,203	5%	$9,607	$9,390	2%
Personal accident (A&H) (1)	834	828	1%	3,128	2,807	11%
Life (2)	149	138	8%	564	482	17%

Total Consolidated	$3,305	$3,169	4%	$13,299	$12,679	5%

Net premiums earned
Property, casualty, and all other	$2,426	$2,387	2%	$9,610	$9,533	1%
Personal accident (A&H) (1)	824	825	0%	3,103	2,792	11%
Life (2)	137	132	4%	527	458	15%

Total Consolidated	$3,387	$3,344	1%	$13,240	$12,783	4%

Income excluding net realized gains (losses)
Property, casualty, and all other	$526	$551	-5%	$2,216	$2,019	10%

Personal accident (A&H) (1)	110	116	-5%	391	416	-6%
Life (2)	47	(27)	274%	152	78	95%

Total Consolidated	$683	$640	7%	$2,759	$2,513	10%

(1)	Consolidated A&H includes Combined Insurance which is reported in the Insurance - Overseas General and Life segments.

(2)	Excludes the North America A&H business from Combined Insurance which is included in the Life segment.

(3)	Prior year on a constant dollar basis.

Line of Business 2	Page 5

ACE Limited Consolidating Statement of Operations Three months ended December 31, 2009 and 2008 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated Excluding Life Segment	Life	ACE Consolidated
December 31, 2009
Gross premiums written	$2,196	$1,752	$162	$—	$4,110	$397	$4,507
Net premiums written	1,421	1,350	144	—	2,915	390	3,305
Net premiums earned	1,365	1,400	253	—	3,018	369	3,387
Losses and loss expenses	959	718	107	—	1,784	116	1,900
Policy benefits	—	1	—	—	1	68	69
Policy acquisition costs	123	333	48	—	504	55	559
Administrative expenses	139	214	14	49	416	70	486

Underwriting income (loss)	144	134	84	(49)	313	60	373
Net investment income	278	124	68	(2)	468	44	512
Net realized gains (losses)	252	20	30	(9)	293	80	373
Interest expense	1	—	—	55	56	—	56
Other income (expense)	(27)	(8)	(2)	(3)	(40)	(1)	(41)
Income tax expense (benefit)	165	55	8	(31)	197	11	208

Net income (loss)	481	215	172	(87)	781	172	953
Net realized gains (losses)	252	20	30	(9)	293	80	373
Net realized gains (losses) in other income (expense)	(26)	(2)	(4)	(1)	(33)	2	(31)
Tax expense (benefit) on net realized gains (losses)	63	10	—	(1)	72	—	72

Income (loss) excluding net realized gains (losses) (1)	$318	$207	$146	$(78)	$593	$90	$683

December 31, 2008
Gross premiums written	$2,167	$1,609	$130	$—	$3,906	$414	$4,320
Net premiums written	1,304	1,251	126	—	2,681	371	3,052
Net premiums earned	1,377	1,250	240	—	2,867	359	3,226
Losses and loss expenses	893	640	121	—	1,654	106	1,760
Policy benefits	—	2	—	—	2	154	156
Policy acquisition costs	112	296	40	—	448	69	517
Administrative expenses	138	195	13	42	388	56	444

Underwriting income (loss)	234	117	66	(42)	375	(26)	349
Net investment income	266	134	74	—	474	47	521
Net realized gains (losses)	(259)	(117)	(96)	58	(414)	(230)	(644)
Interest expense	1	—	—	53	54	—	54
Other income (expense)	(1)	(3)	—	(55)	(59)	(6)	(65)
Income tax expense (benefit)	93	5	6	(22)	82	5	87

Net income (loss)	146	126	38	(70)	240	(220)	20
Net realized gains (losses)	(259)	(117)	(96)	58	(414)	(230)	(644)
Net realized gains (losses) in other income (expense)	—	1	—	(49)	(48)	—	(48)
Tax expense (benefit) on net realized gains (losses)	(72)	(17)	(1)	8	(82)	(6)	(88)

Income (loss) excluding net realized gains (losses) (1)	$333	$225	$133	$(71)	$620	$4	$624

Income (loss) excluding net realized gains (losses), constant $ (2)	$334	$241	$131	$(71)	$635	$5	$640

(1)	See Non-GAAP Financial Measures.

(2)	Prior year on a constant dollar basis.

Segment 2009 Qtr	Page 6

ACE Limited Consolidating Statement of Operations Year ended December 31, 2009 and 2008 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated Excluding Life Segment	Life	ACE Consolidated
December 31, 2009
Gross premiums written	$9,668	$6,832	$1,115	$—	$17,615	$1,549	$19,164
Net premiums written	5,641	5,145	1,038	—	11,824	1,475	13,299
Net premiums earned	5,684	5,147	979	—	11,810	1,430	13,240
Losses and loss expenses	4,013	2,597	330	—	6,940	482	7,422
Future policy benefits	—	4	—	—	4	321	325
Policy acquisition costs	517	1,202	195	—	1,914	216	2,130
Administrative expenses	572	783	55	158	1,568	243	1,811

Underwriting income (loss)	582	561	399	(158)	1,384	168	1,552
Net investment income	1,094	479	278	4	1,855	176	2,031
Net realized gains (losses)	10	(20)	(17)	(154)	(181)	(15)	(196)
Interest expense	1	—	—	224	225	—	225
Other income (expense)	(36)	(20)	(2)	(25)	(83)	(2)	(85)
Income tax expense (benefit)	384	186	46	(136)	480	48	528

Net income (loss)	1,265	814	612	(421)	2,270	279	2,549
Net realized gains (losses)	10	(20)	(17)	(154)	(181)	(15)	(196)
Net realized gains (losses) in other income (expense)	(31)	4	(4)	(41)	(72)	9	(63)
Tax expense (benefit) on net realized gains (losses)	(41)	9	—	(15)	(47)	(2)	(49)

Income (loss) excluding net realized gains (losses) (1)	$1,245	$839	$633	$(241)	$2,476	$283	$2,759

December 31, 2008
Gross premiums written	$10,053	$6,941	$921	$—	$17,915	$1,327	$19,242
Net premiums written	5,636	5,332	914	—	11,882	1,198	13,080
Net premiums earned	5,679	5,337	1,017	—	12,033	1,170	13,203
Losses and loss expenses	4,080	2,679	524	—	7,283	320	7,603
Future policy benefits	—	12	—	—	12	387	399
Policy acquisition costs	562	1,193	192	—	1,947	188	2,135
Administrative expenses	536	793	56	153	1,538	199	1,737

Underwriting income (loss)	501	660	245	(153)	1,253	76	1,329
Net investment income	1,095	521	309	(5)	1,920	142	2,062
Net realized gains (losses)	(709)	(316)	(163)	87	(1,101)	(532)	(1,633)
Interest expense	1	—	—	229	230	—	230
Other income (expense)	(7)	11	(2)	49	51	(12)	39
Income tax expense (benefit)	315	100	30	(105)	340	30	370

Net income (loss)	564	776	359	(146)	1,553	(356)	1,197
Net realized gains (losses)	(709)	(316)	(163)	87	(1,101)	(532)	(1,633)
Net realized gains (losses) in other income (expense)	—	18	—	1	19	2	21
Tax expense (benefit) on net realized gains (losses)	(151)	(62)	(4)	5	(212)	(6)	(218)

Income (loss) excluding net realized gains (losses) (1)	$1,122	$1,012	$518	$(229)	$2,423	$168	$2,591

Income (loss) excluding net realized gains (losses), constant $ (2)	$1,114	$954	$506	$(229)	$2,345	$168	$2,513

(1)	See Non-GAAP Financial Measures.

(2)	Prior year on a constant dollar basis.

Segment 2009 YTD	Page 7

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - North American

	4Q-09	3Q-09	2Q-09	1Q-09	4Q-08	Full Year 2009	Full Year 2008
Gross premiums written	$2,196	$2,730	$2,664	$2,078	$2,167	$9,668	$10,053
Net premiums written	1,421	1,374	1,454	1,392	1,304	5,641	5,636
Net premiums earned	1,365	1,467	1,415	1,437	1,377	5,684	5,679
Losses and loss expenses	959	1,053	997	1,004	893	4,013	4,080
Policy acquisition costs	123	142	129	123	112	517	562
Administrative expenses	139	146	147	140	138	572	536

Underwriting income	144	126	142	170	234	582	501
Net investment income	278	278	275	263	266	1,094	1,095
Net realized gains (losses)	252	(25)	(97)	(120)	(259)	10	(709)
Interest expense	1	—	—	—	1	1	1
Other income (expense)	(27)	(4)	(1)	(4)	(1)	(36)	(7)
Income tax expense	165	47	76	96	93	384	315

Net income	481	328	243	213	146	1,265	564
Net realized gains (losses)	252	(25)	(97)	(120)	(259)	10	(709)
Net realized gains (losses) in other income (expense)	(26)	(5)	—	—	—	(31)	—
Tax expense (benefit) on net realized gains (losses)	63	(59)	(33)	(12)	(72)	(41)	(151)

Income excluding net realized gains (losses) (1)	$318	$299	$307	$321	$333	$1,245	$1,122

Combined ratio
Loss and loss expense ratio	70.3%	71.7%	70.5%	69.9%	64.9%	70.6%	71.8%
Policy acquisition cost ratio	9.0%	9.7%	9.1%	8.6%	8.1%	9.1%	9.9%
Administrative expense ratio	10.2%	9.9%	10.4%	9.7%	10.0%	10.1%	9.4%

Combined ratio	89.5%	91.3%	90.0%	88.2%	83.0%	89.8%	91.1%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$—	$—	$—	$—	$—	$(16)
Catastrophe losses	$10	$24	$20	$4	$3	$58	$298
Prior period development - unfavorable (favorable) (2)	$(50)	$(45)	$(74)	$(10)	$(102)	$(179)	$(307)
Loss and loss expense ratio excluding catastophe losses and prior period development	73.3%	73.1%	74.3%	70.3%	72.0%	72.7%	72.6%

% Change versus prior year period
Net premiums written	9%	-6%	-4%	2%	-5%	0%	-3%
Net premiums earned	-1%	-7%	4%	6%	-3%	0%	-5%

Other ratios
Net premiums written/gross premiums written	65%	50%	55%	67%	60%	58%	56%

(1)	See Non-GAAP Financial Measures.

(2)	For Full Year 2008, prior period favorable development of $351 million less $44 million of profit share commission on Crop business settlement.

Insurance-North American	Page 8

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - Overseas General

	4Q-09	3Q-09	2Q-09	1Q-09	4Q-08	Full Year 2009	Full Year 2008
Gross premiums written	$1,752	$1,677	$1,710	$1,693	$1,609	$6,832	$6,941
Net premiums written	1,350	1,203	1,265	1,327	1,251	5,145	5,332
Net premiums earned	1,400	1,317	1,246	1,184	1,250	5,147	5,337
Losses and loss expenses	718	631	635	613	640	2,597	2,679
Policy benefits	1	—	1	2	2	4	12
Policy acquisition costs	333	316	293	260	296	1,202	1,193
Administrative expenses	214	204	190	175	195	783	793

Underwriting income	134	166	127	134	117	561	660
Net investment income	124	121	114	120	134	479	521
Net realized gains (losses)	20	40	(87)	7	(117)	(20)	(316)
Other income (expense)	(8)	(3)	(5)	(4)	(3)	(20)	11
Income tax expense	55	56	29	46	5	186	100

Net income	215	268	120	211	126	814	776
Net realized gains (losses)	20	40	(87)	7	(117)	(20)	(316)
Net realized gains (losses) in other income (expense)	(2)	1	2	3	1	4	18
Tax expense (benefit) on net realized gains (losses)	10	6	(15)	8	(17)	9	(62)

Income excluding net realized gains (losses) (1)	$207	$233	$190	$209	$225	$839	$1,012

Combined ratio
Loss and loss expense ratio	51.3%	48.0%	51.0%	52.0%	51.5%	50.5%	50.4%
Policy acquisition cost ratio	23.7%	24.0%	23.6%	21.9%	23.7%	23.3%	22.4%
Administrative expense ratio	15.3%	15.4%	15.2%	14.8%	15.5%	15.2%	14.8%

Combined ratio	90.3%	87.4%	89.8%	88.7%	90.7%	89.0%	87.6%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$(1)	$—	$—	$(4)	$(1)	$(7)
Catastrophe losses	$10	$16	$10	$15	$(6)	$51	$83
Prior period development - unfavorable (favorable)	$(86)	$(119)	$(26)	$(24)	$(85)	$(255)	$(304)
Loss and loss expense ratio excluding catastophe losses and prior period development	56.7%	55.7%	52.3%	52.7%	58.6%	54.5%	54.5%

% Change versus prior year period
Net premiums written as reported	8%	-7%	-12%	-1%	7%	-4%	17%
Net premiums earned as reported	12%	-8%	-13%	-3%	2%	-4%	15%
Net premiums written constant $	0%	2%	2%	10%	18%	3%	14%
Net premiums earned constant $	3%	0%	1%	10%	12%	3%	13%
Underwriting income constant $					$132		$621
Income excluding net realized gains (losses), constant $					$241		$954

Other ratios
Net premiums written/gross premiums written	77%	72%	74%	78%	78%	75%	77%

(1)	See Non-GAAP Financial Measures.

Insurance-Overseas General	Page 9

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	4Q-09	3Q-09	2Q-09	1Q-09	4Q-08	Full Year 2009	Full Year 2008
Gross premiums written	$162	$215	$359	$379	$130	$1,115	$921
Net premiums written	144	206	329	359	126	1,038	914
Net premiums earned	253	247	241	238	240	979	1,017
Losses and loss expenses	107	80	56	87	121	330	524
Policy acquisition costs	48	50	46	51	40	195	192
Administrative expenses	14	15	14	12	13	55	56

Underwriting income	84	102	125	88	66	399	245
Net investment income	68	65	73	72	74	278	309
Net realized gains (losses)	30	(11)	(47)	11	(96)	(17)	(163)
Other income (expense)	(2)	1	(1)	—	—	(2)	(2)
Income tax expense	8	9	13	16	6	46	30

Net income	172	148	137	155	38	612	359
Net realized gains (losses)	30	(11)	(47)	11	(96)	(17)	(163)
Net realized gains (losses) in other income (expense)	(4)	—	—	—	—	(4)	—
Tax expense (benefit) on net realized gains (losses)	—	(1)	1	—	(1)	—	(4)

Income excluding net realized gains (losses) (1)	$146	$158	$185	$144	$133	$633	$518

Combined ratio
Loss and loss expense ratio	42.4%	32.5%	23.4%	36.3%	50.3%	33.7%	51.5%
Policy acquisition cost ratio	19.1%	20.1%	19.0%	21.5%	16.6%	19.9%	18.8%
Administrative expense ratio	5.6%	5.9%	5.8%	5.2%	5.4%	5.6%	5.5%

Combined ratio	67.1%	58.5%	48.2%	63.0%	72.3%	59.2%	75.8%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$1	$—	$1	$8	$2	$20
Catastrophe losses	$3	$5	$1	$19	$70	$28	$186
Prior period development - unfavorable (favorable)	$(11)	$(39)	$(58)	$(34)	$(65)	$(142)	$(159)
Loss and loss expense ratio excluding catastophe losses and prior period development	45.5%	46.4%	46.9%	42.8%	50.4%	45.4%	49.9%

% Change versus prior year period
Net premiums written	14%	18%	22%	4%	-28%	14%	-24%
Net premiums earned	5%	-4%	-6%	-10%	-23%	-4%	-22%

Other ratios
Net premiums written/gross premiums written	89%	96%	92%	95%	97%	93%	99%

(1)	See Non-GAAP Financial Measures.

Global Reinsurance	Page 10

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life

	4Q-09	3Q-09	2Q-09	1Q-09		4Q-08		Full Year 2009	Full Year 2008
Gross premiums written (1)	$397	$383	$384	$385		$414		$1,549	$1,327
Net premiums written	390	372	367	346		371		1,475	1,198
Net premiums earned	369	362	364	335		359		1,430	1,170
Losses and loss expenses	116	121	133	112		106		482	320
Policy benefits	68	79	77	97		154		321	387
Policy acquisition costs	55	59	55	47		69		216	188
Administrative expenses	70	51	64	58		56		243	199
Net investment income	44	43	43	46		47		176	142

Life underwriting income (2)	104	95	78	67		21		344	218

Net realized gains (losses)	80	(212)	108	9		(230)		(15)	(532)
Other income (expense)	(1)	—	1	(2)		(6)		(2)	(12)
Income tax expense	11	17	14	6		5		48	30

Net income (loss)	172	(134)	173	68		(220)		279	(356)

Net realized gains (losses)	80	(212)	108	9		(230)		(15)	(532)
Net realized gains (losses) in other income (expense)	2	3	1	3		—		9	2
Tax expense (benefit) on net realized gains (losses)	—	(1)	2	(3)		(6)		(2)	(6)

Income excluding net realized gains (losses) (3)	$90	$74	$66	$53		$4		$283	$168

Prior period development - unfavorable (favorable)	$(4)	$—	$—	$1		$—		(3)	$—
% Change versus prior year period
Net premiums written	5%	7%	-2%	230	%(4)	234	%(4)	23%	214	%(4)
Net premiums earned	3%	5%	-1%	235	%(4)	266	%(4)	22%	218	%(4)

(1)	Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues. For the quarters ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, premiums or deposits collected on investment and universal life contracts that are excluded from premium revenue above are $99.7 million, $108.8 million, $100.1 million, $95.5 million, and $29.2 million, respectively. Fees on universal life and investment contracts are revenue for GAAP and have been classified as premium. For the quarters ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, fees reflected as gross premiums written are $11.4 million, $8.4 million, $7.7 million, $7.1 million, and $5.6 million, respectively.

(2)	We assess the performance of our Life business based on life underwriting income which includes net investment income.

(3)	See Non-GAAP Financial Measures.

(4)	% Change is primarily due to the Combined Insurance acquisition on April 1, 2008.

Life	Page 11

ACE Limited Segment Results - Life Reinsurance (in millions of U.S. dollars) (Unaudited)

Variable Annuity (VA) Lines

Historical Cash Flow Summary by Quarter

Death Benefits (GMDB)

	4Q-09	3Q-09	2Q-09	1Q-09	4Q-08	Full Year 2009	Full Year 2008
Premium	$29	$28	$27	$25	$27	$109	$122
Less paid claims	35	32	38	46	36	151	68

Net	$(6)	$(4)	$(11)	$(21)	$(9)	$(42)	$54

Living Benefits (Includes GMIB and GMAB)

	4Q-09	3Q-09	2Q-09	1Q-09	4Q-08	Full Year 2009	Full Year 2008
Premium	$41	$41	$40	$39	$40	$161	$149
Less paid claims	—	1	1	2	1	4	—

Net	$41	$40	$39	$37	$39	$157	$149

Total VA Guaranteed Benefits

	4Q-09	3Q-09	2Q-09	1Q-09	4Q-08	FullYear 2009	FullYear 2008
Premium	$70	$69	$67	$64	$67	$270	$271
Less paid claims	35	33	39	48	37	155	68

Net	$35	$36	$28	$16	$30	$115	$203

Amounts represent accrued past premium received and claims paid by quarter, split by benefit type.

Death Benefits (GMDB)

Premiums and claims from VA contracts reinsuring Guaranteed Minimum Death Benefits (GMDB).

At current market levels we expect approximately $130 million of claims and $102 million of premium on death benefits over the next 12 months.

Living Benefits (Includes GMIB and GMAB)

Premiums and claims from VA contracts reinsuring Guaranteed Minimum Income Benefits (GMIB) and Guaranteed Minimum Accumulation Benefits (GMAB), collectively known as Living Benefits.

At current market levels we expect approximately $1 million of claims and $151 million of premium on living benefits over the next 12 months.

Variable Annuity	Page 12

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars) (Unaudited)

	Unpaid Losses
	Gross	Ceded	Net
Balance at December 31, 2007	$37,112	$13,520	$23,592

Losses and loss expenses incurred	1,659	80	1,579
Losses and loss expenses paid	(1,748)	(601)	(1,147)
Other (incl. foreign exch. revaluation)	159	71	88

Balance at March 31, 2008	$37,182	$13,070	$24,112

Losses and loss expenses incurred	2,736	841	1,895
Losses and loss expenses paid	(2,620)	(1,024)	(1,596)
Other (incl. foreign exch. revaluation)	12	12	—
Losses and loss expenses acquired (1)	386	33	353

Balance at June 30, 2008	$37,696	$12,932	$24,764

Losses and loss expenses incurred	3,995	1,626	2,369
Losses and loss expenses paid	(2,767)	(1,025)	(1,742)
Other (incl. foreign exch. revaluation)	(551)	(200)	(351)

Balance at September 30, 2008	$38,373	$13,333	$25,040

Losses and loss expenses incurred	2,554	794	1,760
Losses and loss expenses paid	(2,764)	(922)	(1,842)
Other (incl. foreign exch. revaluation)	(987)	(270)	(717)

Balance at December 31, 2008	$37,176	$12,935	$24,241

Losses and loss expenses incurred	2,454	638	1,816
Losses and loss expenses paid	(2,504)	(762)	(1,742)
Other (incl. foreign exch. revaluation)	(195)	(57)	(138)

Balance at March 31, 2009	$36,931	$12,754	$24,177

Losses and loss expenses incurred	2,633	812	1,821
Losses and loss expenses paid	(2,868)	(1,154)	(1,714)
Other (incl. foreign exch. revaluation)	572	144	428

Balance at June 30, 2009	$37,268	$12,556	$24,712

Losses and loss expenses incurred	3,268	1,383	1,885
Losses and loss expenses paid	(2,972)	(1,235)	(1,737)
Other (incl. foreign exch. revaluation)	307	96	211

Balance at September 30, 2009	$37,871	$12,800	$25,071

Losses and loss expenses incurred	2,786	886	1,900
Losses and loss expenses paid	(2,749)	(994)	(1,755)
Other (incl. foreign exch. revaluation)	(125)	53	(178)

Balance at December 31, 2009	$37,783	$12,745	$25,038

Add net recoverable on paid losses	—	850	(850)

Balance including net recoverable on paid losses	$37,783	$13,595	$24,188

(1)	Combined Insurance.

Loss Reserve Rollforward	Page 13

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	December 31 2009	September 30 2009	June 30 2009	March 31 2009	December 31 2008
Reinsurance recoverable on paid losses and loss expenses
Active operations	$703	$624	$655	$725	$745
Brandywine	289	350	297	313	331
Westchester Run-off	36	35	33	38	34
Other Run-off	13	13	12	13	12

Total	$1,041	$1,022	$997	$1,089	$1,122

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$10,316	$10,430	$9,996	$10,006	$10,124
Brandywine	2,268	2,246	2,394	2,566	2,608
Westchester Run-off	482	528	533	539	550
Other Run-off	70	48	86	100	104

Total	$13,136	$13,252	$13,009	$13,211	$13,386

Gross reinsurance recoverable
Active operations	$11,019	$11,054	$10,651	$10,731	$10,869
Brandywine	2,557	2,596	2,691	2,879	2,939
Westchester Run-off	518	563	566	577	584
Other Run-off	83	61	98	113	116

Total	$14,177	$14,274	$14,006	$14,300	$14,508

Provision for uncollectible reinsurance
Active operations	$(399)	$(398)	$(387)	$(379)	$(398)
Brandywine	(147)	(154)	(151)	(168)	(155)
Westchester Run-off	(25)	(27)	(27)	(27)	(27)
Other Run-off	(11)	(6)	(11)	(13)	(11)

Total	$(582)	$(585)	$(576)	$(587)	$(591)

Net reinsurance recoverable
Active operations	$10,620	$10,656	$10,264	$10,352	$10,471
Brandywine	2,410	2,442	2,540	2,711	2,784
Westchester Run-off	493	536	539	550	557
Other Run-off	72	55	87	100	105

Total	$13,595	$13,689	$13,430	$13,713	$13,917

Reinsurance Recoverable	Page 14

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	December 31 2009		September 30 2009		June 30 2009		March 31 2009		December 31 2008
Market Value
Fixed maturities available for sale	$39,525		$38,559		$35,697		$31,355		$31,155
Fixed maturities held to maturity	3,561		3,532		3,535		2,827		2,865
Short-term investments	1,667		1,853		2,081		3,909		3,350

Total	$44,753		$43,944		$41,313		$38,091		$37,370

Asset Allocation by Market Value
Treasury	$2,068	5%	$1,859	4%	$1,652	4%	$1,224	3%	$1,018	3%
Agency	2,698	6%	2,557	6%	2,420	6%	2,157	6%	2,027	5%
Corporate	13,166	29%	12,875	29%	11,522	28%	8,974	24%	8,744	23%
Mortgage-backed securities	11,311	25%	11,207	26%	11,100	27%	10,796	28%	10,986	29%
Asset-backed securities	371	1%	436	1%	534	1%	611	2%	709	2%
Municipal	2,300	5%	2,427	6%	2,225	5%	2,101	5%	2,124	6%
Non-U.S.	11,172	25%	10,730	24%	9,779	24%	8,319	22%	8,412	23%
Short-term investments	1,667	4%	1,853	4%	2,081	5%	3,909	10%	3,350	9%

Total	$44,753	100%	$43,944	100%	$41,313	100%	$38,091	100%	$37,370	100%

Note: Insured municipal bonds represent $877 million, or 38% of our municipal bond holdings.

Credit Quality by Market Value
AAA	$22,884	51%	$22,707	52%	$22,611	55%	$22,875	60%	$22,960	61%
AA	4,021	9%	3,851	9%	3,870	9%	3,605	10%	3,374	9%
A	7,461	17%	7,378	17%	6,328	15%	5,497	14%	5,497	15%
BBB	4,910	11%	4,779	11%	4,383	11%	3,560	9%	3,388	9%
BB	2,866	6%	2,677	6%	2,334	6%	1,384	4%	1,119	3%
B	2,029	5%	1,964	4%	1,601	4%	1,040	3%	934	3%
Other	582	1%	588	1%	186	0%	130	0%	98	0%

Total	$44,753	100%	$43,944	100%	$41,313	100%	$38,091	100%	$37,370	100%

Cost/Amortized Cost
Fixed maturities available for sale	$38,985		$38,004		$36,810		$33,503		$33,109
Fixed maturities held to maturity	3,481		3,439		3,517		2,824		2,860
Short-term investments	1,667		1,852		2,081		3,909		3,350

Subtotal	44,133		43,295		42,408		40,236		39,319
Equity securities	398		492		546		1,026		1,132
Other investments	1,258		1,279		1,320		1,325		1,368

Total	$45,789		$45,066		$44,274		$42,587		$41,819

Avg. duration of fixed maturities	3.7 years		3.6 years		3.8 years		3.6 years		3.6 years
Avg. market yield of fixed maturities (1)	4.3%		4.3%		5.6%		6.3%		6.4%
Avg. credit quality	AA		AA		AA		AA		AA
Avg. yield on invested assets (2)	4.5%		4.6%		4.7%		4.8%		5.0%

(1)	Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

(2)	Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Investments	Page 15

ACE Limited Investment Portfolio - 2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio

Market Value at December 31, 2009

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$515	$—	$—	$—	$—	$515
FNMA	5,298	—	—	—	—	5,298
Freddie Mac	1,996	—	—	—	—	1,996

Total agency RMBS	7,809	—	—	—	—	7,809
Non-agency RMBS	508	43	59	74	796	1,480

Total residential mortgage-backed	8,317	43	59	74	796	9,289

Commercial mortgage-backed	1,728	54	234	6	—	2,022

Total mortgage-backed securities	$10,045	$97	$293	$80	$796	$11,311

Asset-backed securities
Sub-prime	$20	$4	$2	$1	$27	$54
Credit cards	18	5	—	3	2	28
Autos	127	16	14	—	3	160
Other	125	—	—	—	4	129

Total asset-backed securities	$290	$25	$16	$4	$36	$371

Insured asset-backed securities represent $35 million, or 9% of our asset-backed security holdings.

Investments 2	Page 16

ACE Limited Investment Portfolio - 3 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio

Market Value at December 31, 2009

Mortgage-backed securities total $11.3 billion, are rated predominantly AAA and comprise 25% of the fixed income portfolio. This compares to a 40% mortgage-backed weighting in representative indices of the U.S. fixed income market. The minimum rating for initial purchases of mortgage and asset backed securities is AAA.

ACE suspended new investments in sub-prime backed securities in 3Q 2007 and ALT-A, credit card, and auto backed securities in 1Q 2008 and suspended new investments in CMBS in Q1 2009.

Securities issued by Federal agencies with implied or explicit government guarantees total $7.8 billion and represent 84% of the residential mortgage-backed portfolio.

Non-agency residential mortgage-backed securities are backed by prime collateral, and broadly diversified in over 260,000 loans. The portfolio’s loan-to-value ratio is approximately 70% with an average FICO score of 730. With this conservative loan-to-value ratio and subordinated collateral of 13%, the cumulative 5-year foreclosure rate would have to rise to 20% and real estate values would have to fall 30% from their current levels before principal is impaired. The comparable historical cumulative foreclosure rate is 8% for prime mortgages.

Within the portfolio of prime non-agency RMBS are $146 million of holdings classified as ALT-A. These ALT-A holdings are broadly diversified with over 60% issued prior to 2006. The average FICO score is 712 with a relatively conservative loan-to-value ratio of 72%. With subordinated collateral of 21%, the cumulative 5-year foreclosure rate would have to rise to 32% and real estate values would have to fall more than 27% from their current levels before principal is impaired. The comparable cumulative foreclosure rate is approximately 30%.

Commercial mortgage-backed securities of $2.0 billion are rated predominantly AAA, broadly diversified with over 23,000 loans and seasoned with 73% of the portfolio issued before 2006. The average loan-to-value ratio is approximately 67% with a debt service coverage ratio in excess of 1.6 and weighted average subordinated collateral of 27%. The cumulative foreclosure rate would have to rise to 42% and commercial real estate values would have to fall more than 10% from their current levels before principal is impaired. The current annual delinquency rate is 9%.

Sub-prime asset-backed securities (current holdings of $54 million) are broadly diversified in over 86,000 loans with an average loan-to-value ratio of approximately 81% and an average FICO score of 600. With subordinated collateral of 30%, the cumulative 5-year foreclosure rate would have to rise to 35% and real estate values would have to fall more than 18% from their current levels before principal is impaired. The comparable historical cumulative 5-year foreclosure rate is 32%.

Auto loan asset-backed securities are rated predominantly AAA with a short duration of approximately 0.5 years and average subordinated collateral of 20%. Annual default rates would have to rise to 17 times their current level of about 2.4% before principal is impaired.

Investments 3	Page 17

ACE Limited Investment Portfolio - 4 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio

Amortized Cost at December 31, 2009

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$502	$—	$—	$—	$—	$502
FNMA	5,162	—	—	—	—	5,162
Freddie Mac	1,924	—	—	—	—	1,924

Total agency RMBS	7,588	—	—	—	—	7,588
Non-agency RMBS	593	60	69	94	1,048	1,864

Total residential mortgage-backed	8,181	60	69	94	1,048	9,452

Commercial mortgage-backed	1,707	57	276	6	—	2,046

Total mortgage-backed securities	$9,888	$117	$345	$100	$1,048	$11,498

Asset-backed securities
Sub-prime	$24	$6	$3	$1	$50	$84
Credit cards	18	5	—	3	2	28
Autos	125	16	13	—	3	157
Other	124	—	—	1	7	132

Total asset-backed securities	$291	$27	$16	$5	$62	$401

Insured asset-backed securities represent $43 million, or 11% of our asset-backed security holdings.

Investments 4	Page 18

ACE Limited Investment Portfolio - 5 (in millions of U.S. dollars) (Unaudited)

Market Value at December 31, 2009

	S&P Credit Rating
	AAA	AA	A	BBB	Total
U.S. Investment Grade Corporate Fixed Income Portfolio
Banks	$704	$271	$1,900	$207	$3,082
Basic Materials	—	—	31	107	138
Communications	—	—	558	613	1,171
Consumer, Cyclical	—	63	113	154	330
Consumer, Non-Cyclical	46	337	372	310	1,065
Diversified Financial Services	63	57	59	171	350
Energy	—	14	173	555	742
Industrial	138	364	174	110	786
Utilities	—	1	337	410	748
All Others	179	72	366	200	817

Total	$1,130	$1,179	$4,083	$2,837	$9,229

U.S. Investment Grade Corporate Fixed Income Portfolio

The average credit quality of ACE’s US investment grade bond portfolio is very high at AA. 58% of investment grade securities holdings are rated AAA or guaranteed by governments or quasi-government agencies.

ACE prohibits investments in complex structured securities (e.g. CDOs, CLOs) and over-the-counter derivatives and does not permit the use of portfolio leverage.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 5	Page 19

ACE Limited Investment Portfolio - 6 (in millions of U.S. dollars) (Unaudited)

Market Value at December 31, 2009

	S&P Credit Rating
	BB	B	CCC	Other	Total
Below Investment Grade Corporate Fixed Income Portfolio
Basic Materials	$212	$90	$30	$—	$332
Communications	394	260	8	3	665
Consumer, Cyclical	205	221	18	4	448
Consumer, Non-Cyclical	315	443	8	—	766
Diversified Financial Services	53	5	24	9	91
Energy	535	162	5	—	702
Industrial	272	152	18	2	444
Utilities	246	105	—	—	351
All Others	80	53	5	—	138

Total	$2,312	$1,491	$116	$18	$3,937

Below Investment Grade Corporate Fixed income Portfolio

ACE manages high yield bonds as a distinct and separate asset class from investment grade bonds. ACE’s allocation to high yield bonds is explicitly set by internal management and is targeted to securities in the upper tier of credit quality (BB/B). Our minimum rating for initial purchase is BB/B.

Four external investment managers are responsible for high yield security selection and portfolio construction.

ACE’s high yield managers have a conservative approach to credit selection and very low historical default experience.

Securities holdings are highly diversified across industries and are subject to a 1.5% issuer limit as a percentage of high yield allocation (or 0.1% of total portfolio). The portfolio is comprised of over 500 issuers with our largest current issuer exposure at $72 million. ACE monitors position limits on a daily basis through an internal compliance system.

Derivative and structured securities (e.g. credit default swaps, CLOs) are not permitted in high yield portfolios.

Investments 6	Page 20

ACE Limited Investment Portfolio - 7 (in millions of U.S. dollars) (Unaudited)

Market Value at December 31, 2009

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Non-U.S. Fixed Income Portfolio
United Kingdom	$1,224	$—	$—	$—	$—	$1,224
Germany	293	—	—	—	—	293
France	257	—	—	—	—	257
Canada	800	4	1	—	—	805
Japan	—	237	—	—	—	237
Other Foreign Government	657	501	463	317	31	1,969
Non-U.S. Corporate	1,347	870	1,930	1,570	670	6,387

	$4,578	$1,612	$2,394	$1,887	$701	$11,172

Non-U.S. Fixed Income Portfolio

ACE’s non-U.S. investment grade fixed income portfolios are currency-matched with the insurance liabilities of ACE’s non-U.S. operations. 88% of ACE’s non-U.S. fixed income is denominated in G7 currencies.

Average credit quality of non-U.S. fixed income securities is very high at AA and 55% of holdings are rated AAA or guaranteed by governments or quasi-government agencies.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 7	Page 21

ACE Limited Investment Portfolio - 8 (in millions of U.S. dollars) (Unaudited)

Investment portfolio

Top 25 Exposures - Fixed Maturity Investments

December 31, 2009		Rating
General Electric Co	$454	AA+
JP Morgan Chase & Co	401	A+
Bank of America Corp	387	A
Wells Fargo & Co	317	AA-
Citigroup Inc	275	A
Verizon Communications Inc	267	A
Morgan Stanley	244	A
AT&T INC	236	A
Goldman Sachs Group Inc	230	A
HSBC Holdings Plc	176	AA-
Comcast Corp	173	BBB+
Credit Suisse Group	151	A
Barclays PLC	126	A+
ConocoPhillips	125	A
Telecom Italia SpA	125	BBB
Lloyds Banking Group Plc	121	A
Time Warner Cable Inc	118	BBB
XTO Energy Inc	112	BBB
Banco Santander SA	109	AA
American Express Co	106	BBB+
Pfizer Inc	103	AA
News Corp Ltd	91	BBB+
Deutsche Telekom AG	88	BBB+
Dominion Resources Inc/VA	86	A-
Roche Holding AG	84	BBB+

Investments 8	Page 22

ACE Limited
Net Realized and Unrealized Gains (Losses)
(in millions of U.S. dollars)
(Unaudited)

	Three months ended December 31, 2009			Year ended December 31, 2009
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses) (2)	Net Impact
Fixed maturities	$79	$(19)	$60	$(41)	$2,717	$2,676
Equity securities	35	15	50	(145)	213	68
Equity and fixed income derivatives	6	—	6	68	—	68
Foreign exchange gains (losses)	10	—	10	(21)	—	(21)
Other	164	(122)	42	31	138	169

Sub-total	294	(126)	168	(108)	3,068	2,960
Mark-to-market gains (losses) from derivative transactions (3)	79	—	79	(88)	—	(88)

Total gains (losses)	373	(126)	247	(196)	3,068	2,872
Partially-owned entities (4)	(31)	15	(16)	(63)	24	(39)
Income tax expense (benefit)	72	(74)	(2)	(49)	481	432

Net gains (losses)	$270	$(37)	$233	$(210)	$2,611	$2,401

(1)	Other-than-temporary impairments for the quarter of $33 million include $17 million for fixed maturities and $16 million for other investments. Other-than-temporary impairments for the year of $397 million include $234 million for fixed maturities, $26 million for equities and $137 million for other investments.

(2)	Excludes $242 million of change in unrealized losses, net of tax of $63 million, related to the adoption of certain provisions that amended GAAP relating to other-than-temporary impairments.

(3)	The quarter includes $87 million of realized gains on the life reinsurance operations which is comprised of a $150 million gain on guaranteed minimum income benefit derivatives and $63 million of losses on other derivatives, including S&P put options and futures. The full year includes $5 million of realized gains on the life reinsurance operations which is comprised of a $368 million gain on guaranteed minimum income benefit derivatives offset by $363 million of losses on other derivatives, including S&P put options and futures.

(4)	Net realized and unrealized gains (losses) on partially-owned entities that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

	Three months ended December 31, 2008			Year ended December 31, 2008
	Net Realized Gains (Losses) (5)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (5)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(271)	$(486)	$(757)	$(846)	$(2,091)	$(2,937)
Equity securities	(182)	(37)	(219)	(349)	(363)	(712)
Equity and fixed income derivatives	7	—	7	(3)	—	(3)
Foreign exchange gains (losses)	(10)	—	(10)	23	—	23
Other	(36)	(225)	(261)	(55)	(313)	(368)

Sub-total	(492)	(748)	(1,240)	(1,230)	(2,767)	(3,997)
Mark-to-market gains (losses) from derivative transactions (6)	(152)	—	(152)	(403)	—	(403)

Total gains (losses)	(644)	(748)	(1,392)	(1,633)	(2,767)	(4,400)
Partially-owned entities (7)	(48)	14	(34)	21	8	29
Income tax expense (benefit)	(88)	(140)	(228)	(218)	(457)	(675)

Net gains (losses)	$(604)	$(594)	$(1,198)	$(1,394)	$(2,302)	$(3,696)

(5)	Impairments for the quarter of $441 million include $265 million for fixed maturities, $145 million for equities, and $31 million for other investments. Impairments for the year of $1,064 million include $760 million for fixed maturities, $248 million for equities, and $56 million for other investments.

(6)	Includes $207 million for the quarter and $486 million for the year of realized losses primarily on the guaranteed minimum income benefit derivatives from our life reinsurance operations.

(7)	Net realized and unrealized gains (losses) on partially-owned entities that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

Investment Gains (Losses)	Page 23

ACE Limited
Capital Structure
(in millions of U.S. dollars)
(Unaudited)

	December 31 2009	September 30 2009	June 30 2009	March 31 2009	December 31 2008	December 31 2007
Total short-term debt	$161	$200	$216	$466	$471	$372
Total long-term debt	3,158	3,321	3,322	2,802	2,806	1,811

Total debt	$3,319	$3,521	$3,538	$3,268	$3,277	$2,183

Total trust preferred securities	$309	$309	$309	$309	$309	$309

Perpetual preferred shares	$—	$—	$—	$—	$—	$557
Common shareholders’ equity	19,667	18,733	16,561	14,718	14,446	16,120

Total shareholders’ equity	$19,667	$18,733	$16,561	$14,718	$14,446	$16,677

Total capitalization	$23,295	$22,563	$20,408	$18,295	$18,032	$19,169

Tangible capital (1)	$19,364	$18,791	$16,652	$14,560	$14,285	$16,331

Leverage ratios
Debt/ total capitalization	14.2%	15.6%	17.3%	17.9%	18.2%	11.4%
Debt plus trust preferred securities/ total capitalization	15.6%	17.0%	18.9%	19.6%	19.9%	13.0%
Debt/ tangible capital	17.1%	18.7%	21.2%	22.4%	22.9%	13.4%
Debt plus trust preferred securities/ tangible capital	18.7%	20.4%	23.1%	24.6%	25.1%	15.3%

(1)	Tangible capital is equal to total capitalization less goodwill and other intangible assets.

Capital Structure	Page 24

ACE Limited
Debt, Trust Preferred and Credit Facilities
(in millions of U.S. dollars)
(Unaudited)

	Par Amount Outstanding	Carrying value	Coupon	Maturity Date
Debt and Trust Preferred
ACE European Holdings No2 Limited Term Loan	$161	$161	5.25%	December 13, 2010
ACE INA Holdings Inc. Term Loan	$50	$50	3.75%	December 19, 2011
ACE INA Holdings Inc. Term Loan	$450	$450	0.90%	April 1, 2013
ACE INA Holdings Inc. Senior Notes	$500	$500	5.88%	June 15, 2014
ACE INA Holdings Inc. Senior Notes	$450	$446	5.60%	May 15, 2015
ACE INA Holdings Inc. Senior Notes	$500	$500	5.70%	February 15, 2017
ACE INA Holdings Inc. Senior Notes	$300	$300	5.80%	March 15, 2018
ACE INA Holdings Inc. Senior Notes	$500	$500	5.90%	June 15, 2019
ACE INA Holdings Inc. Debentures	$100	$100	8.88%	August 15, 2029
ACE Capital Trust II Capital Securities	$300	$309	9.70%	April 1, 2030
ACE INA Holdings Inc. Senior Notes	$300	$298	6.70%	May 15, 2036
Other	$14	$14

	$3,625	$3,628

	Commitment	LOC Usage		Maturity Date
Credit Facilities
Syndicated Letter of Credit Facility	$1,000	$554		November 8, 2012
Revolving Credit / LOC Facility	$500	$54		November 8, 2012
Funds at Lloyds Capital Facility	$484	$412		December 31, 2013
Bilateral Letter of Credit Facility	$500	$500		September 20, 2014

	$2,484	$1,520

Capital Structure 2	Page 25

ACE Limited
Computation of Basic and Diluted Earnings Per Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

	Three months ended December 31		Year ended December 31
	2009	2008	2009	2008
Numerator
Income excluding net realized gains (losses) (1)	$683	$624	$2,759	$2,591
Perpetual preferred dividend	—	—	—	(24)

Income to common shares, excl. net realized gains (losses)	683	624	2,759	2,567
Net realized gains (losses), net of income tax	270	(604)	(210)	(1,394)

Net income available to the holders of common shares	$953	$20	$2,549	$1,173

Rollforward of Common Shares Outstanding
Shares - beginning of period	336,280,476	333,394,608	333,645,471	329,704,531
Issued under employee stock purchase plan	(176)	(80)	259,219	203,375
Shares (cancelled) granted	24,680	(7,101)	2,082,411	1,086,832
Issued for option exercises	219,677	258,044	537,556	2,650,733

Shares - end of period	336,524,657	333,645,471	336,524,657	333,645,471

Denominator (2)
Weighted average shares outstanding	337,432,132	333,967,348	336,725,625	332,900,719
Effect of other dilutive securities	1,523,034	1,291,263	813,669	1,705,518

Adj. wtd. avg. shares outstanding and assumed conversions	338,955,166	335,258,611	337,539,294	334,606,237

Basic earnings per share
Income excluding net realized gains (losses) (1)	$2.02	$1.87	$8.19	$7.71
Net realized gains (losses), net of income tax	0.80	(1.81)	(0.62)	(4.19)

Net income	$2.82	$0.06	$7.57	$3.52

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$2.01	$1.86	$8.17	$7.67
Net realized gains (losses), net of income tax	0.80	(1.80)	(0.62)	(4.17)

Net income	$2.81	$0.06	$7.55	$3.50

(1)	See Non-GAAP Financial Measures.

(2)	The current and prior year calculations have been amended due to the adoption of certain provisions included in Accounting Standards Codification Topic 260, Earnings Per Share. These provisions provide additional guidance on the calculation of earnings per share and require unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) to be included in the weighted average shares outstanding for the computation of earnings per share pursuant to the two-class method.

Earnings per share	Page 26

ACE Limited
Non-GAAP Financial Measures
(in millions of U.S. dollars)
(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP). A reconciliation of book value per common share is provided on the next page.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income excluding net realized gains (losses) and the related tax expense (benefit). We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned entities because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

	4Q-09	3Q-09	2Q-09	1Q-09	4Q-08	Full Year 2009	Full Year 2008
Net income, as reported	$953	$494	$535	$567	$20	$2,549	$1,197
Net realized gains (losses)	373	(223)	(225)	(121)	(644)	(196)	(1,633)
Net realized gains (losses) in other income (expense) (1)	(31)	(43)	8	3	(48)	(63)	21
Income tax expense (benefit) on net realized gains (losses)	72	(59)	(46)	(16)	(88)	(49)	(218)

Income excluding net realized gains (losses)	$683	$701	$706	$669	$624	$2,759	$2,591

(1)	Realized gains (losses) on partially-owned entities that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP	Page 27

ACE Limited
Book Value and Book Value per Common Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

Reconciliation of Book Value per Common Share

	December 31 2009	September 30 2009	June 30 2009	March 31 2009	December 31 2008
Shareholders’ equity	$19,667	$18,733	$16,561	$14,718	$14,446
Less: goodwill and other intangible assets	3,931	3,772	3,756	3,735	3,747

Numerator for tangible book value per share	$15,736	$14,961	$12,805	$10,983	$10,699

Denominator	336,524,657	336,280,476	336,097,451	335,890,644	333,645,471

Book value per common share	$58.44	$55.71	$49.27	$43.82	$43.30
Tangible book value per common share	$46.76	$44.49	$38.10	$32.70	$32.07

Reconciliation of Book Value

Shareholders’ equity, beginning of quarter	$18,733	$16,561	$14,718	$14,446	$15,356
Income excluding net realized gains (losses)	683	701	706	669	624
Net realized gains (losses), net of tax	270	(207)	(171)	(102)	(604)
Net unrealized gains (losses), net of tax (1)	(37)	1,638	1,199	(189)	(594)
Cumulative translation, net of tax	97	113	229	(38)	(310)
Dividend declared on common shares	(105)	(105)	(104)	(88)	(91)
Income tax valuation allowance on the adoption of new OTTI standard	—	(1)	(46)	—	—
Pension liability	(22)	—	(6)	(3)	—
Other (2)	48	33	36	23	65

	$19,667	$18,733	$16,561	$14,718	$14,446

(1)	Net unrealized gain (losses) for the year excludes $242 million of change in unrealized losses, net of tax of $63 million, related to the adoption of certain provisions that amended GAAP relating to other-than-temporary impairments (OTTI).

(2)	Other includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 28

ACE Limited
Comprehensive Income
(in millions of U.S. dollars)
(Unaudited)

Consolidated Statement of Comprehensive Income

	4Q-09	3Q-09	2Q-09	1Q-09	4Q-08	Full Year 2009	Full Year 2008
Net income	$953	$494	$535	$567	$20	$2,549	$1,197
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments (1)	8	1,985	972	(446)	(1,198)	2,519	(3,948)
Reclassification adjustment for net realized (gains) losses included in net income	(119)	51	157	179	464	268	1,189
Change in cumulative translation adjustments	141	160	325	(58)	(468)	568	(590)
Change in minimum pension liability	(35)	1	(10)	(4)	17	(48)	23
Income tax (expense) benefit related to other comprehensive income items (2)	43	(421)	(289)	99	292	(568)	647

Other comprehensive income (loss)	38	1,776	1,155	(230)	(893)	2,739	(2,679)

Comprehensive income (loss)	$991	$2,270	$1,690	$337	$(873)	$5,288	$(1,482)

(1)	Unrealized appreciation on investments for the full year 2009 includes $305 million of losses related to the adoption of certain provisions that amended GAAP relating to other-than-temporary impairments.

(2)	Income tax expense for the full year 2009 includes $63 million related to the adoption of certain provisions that amended GAAP relating to other-than-temporary impairments.

Comprehensive Income	Page 29

ACE Limited
Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income excluding net realized gains (losses) less perpetual preferred securities divided by average common shareholders’ equity for the period. To annualize a quarterly rate multiply by four.

Book value per common share: Common shareholders’ equity divided by the shares outstanding.

Combined Insurance: Combined Insurance Company of America, acquired April 1, 2008.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Common shareholders’ equity: Shareholders’ equity less perpetual preferred shares.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income excluding net realized gains (losses).

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

G7: A group of seven industrialized nations including Canada, France, Germany, Italy, Japan, United Kingdom, and the United States.

Life underwriting income: Net premiums earned and net investment income less policy benefits, acquisition costs, and administrative expenses.

NM: Not meaningful.

Tangible book value per common share: Common shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, perpetual preferred shares, and shareholders’ equity.

Glossary	Page 30